                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  APRIL 25, 1996
                                                   -----------------------------

                      NETSCAPE COMMUNICATIONS CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     DELAWARE                       0-26310                      94-3200270
- --------------------------------------------------------------------------------
 (State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)             Identification Number)
  incorporation)

501 EAST MIDDLEFIELD ROAD, MOUNTAIN VIEW, CALIFORNIA                 94043
- --------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (415) 254-1900
                                                     ---------------------------

                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

     On April 25, 1996 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization dated as of January 31, 1996 (the "Reorganization Agreement"), among Netscape Communications Corporation ("Netscape"), NSCP Corporation, a California corporation and wholly-owned subsidiary of Netscape ("Merger Sub"), and InSoft, Inc., a Delaware corporation ("InSoft"), Netscape acquired InSoft by means of a statutory merger (the "Merger") of Merger Sub into InSoft, with InSoft remaining as the surviving corporation in the Merger. As a result of the Merger, InSoft became a wholly-owned subsidiary of Netscape. Merger Sub was formed solely for the purpose of effecting the Merger. Netscape is a leading provider of open client and server software, commercial applications and development tools that link people and information over the Internet and private transmission control protocol / Internet protocol networks, or so-called "Intranets." Using Netscape's software, organizations can extend their internal information systems and enterprise applications to geographically dispersed facilities including remote offices and mobile employees. In addition, Netscape's products allow individuals and organizations to execute transactions across the Internet, such as the buying and selling of information, software, merchandise and publications.

     Pursuant to the Reorganization Agreement, an aggregate of 1,956,229 shares of Netscape Common Stock were issued in exchange for (i) all of the issued and outstanding capital stock of InSoft and (ii) all unexpired and unexercised vested stock options to acquire capital stock of InSoft. Each outstanding share of InSoft capital stock was converted into the right to receive a number of shares of Netscape Common Stock equal to 1,956,229 divided by the sum of (i) the total number of shares of InSoft capital stock outstanding on the Closing Date, and (ii) the total number of shares of InSoft capital stock subject to unexpired and unexercised vested options and warrants to purchase InSoft capital stock outstanding on the Closing Date (the "Exchange Ratio"). All unvested options to purchase InSoft capital stock outstanding immediately prior to the Merger were assumed by Netscape. Each such option became exercisable for that number of shares of Netscape Common Stock equal to the product of (a) the Exchange Ratio and (b) the number of shares of InSoft capital stock subject to such option immediately prior to the Merger. The per share exercise price of each such option was adjusted to equal the quotient of (x) the per share exercise price of such option immediately prior to the Merger and (y) the Exchange Ratio, such that the aggregate exercise price of each option assumed by Netscape remained equal to the aggregate exercise price of each such option warrant immediately prior to the Merger.

     The consideration paid by Netscape for the outstanding capital stock of InSoft pursuant to the Reorganization Agreement was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of InSoft, including public market valuations of comparable companies, discounted cash flows for InSoft, and multiples paid in recent acquisitions of comparable companies.

     InSoft provides network-based communications and collaborative multimedia software. Netscape intends to integrate InSoft's technology into future versions of Netscape products.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

     (a) Financial Statements of InSoft.
         ------------------------------

         The Financial Information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (b) Pro Forma Financial Information.
         -------------------------------

         The Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

     (c) Exhibits.
         --------

         2.1* Agreement and Plan of Reorganization dated as of January 31, 1996, with exhibits.

         2.2 Agreement of Merger dated April 25, 1996, filed with the Secretaries of State of the States of Delaware and California on April 25, 1996.

         ___________________
         * Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 7, 1996                  NETSCAPE COMMUNICATIONS CORPORATION



                                     /s/ Peter L. S. Currie
                                     ------------------------------------------
                                     Peter L. S. Currie
                                     Vice President and Chief Financial Officer

                               Index to Exhibits
                               -----------------

                                                     Sequentially
Exhibit                                                Numbered
Number         Description of Document                   Page
- -------   ----------------------------------------   ------------
   2.1*   Agreement and Plan of Reorganization
          dated as of January 31, 1996, with
          exhibits.

   2.2    Agreement of Merger dated April 25,
          1996, filed with the Secretary of State
          of California on April 25, 1996.


          ___________________
          * Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.